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                                                                    EXHIBIT 10.2


INDUSTRIAL LEASE AGREEMENT


THIS LEASE is made and entered into this 3rd day of March, 1981, by and between M.J.H.M. Partnership II, a California general partnership (hereinafter "Landlord") and ADDA Corporation, a California Corporation (hereinafter "Tenant"). For and in consideration of the rental and of the covenants and agreements hereinafter set forth to be kept and performed by the Tenant, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises herein described for the term, at the rental and subject to and upon all of the terms, covenants and agreements hereinafter set forth.

1.   Premises

     1.1 Description. Landlord hereby leases to Tenant and Tenant hereby rents from Landlord those certain Premises, crosshatched on Exhibit A, located in the City of Campbell, County of Santa Clara, California, commonly known as 210-220 Hacienda Avenue and 222-236 Hacienda Avenue, Campbell, Calif. 95008 and described as approximately 80,000 square feet of office and manufacturing space. The Premises include the underlying realty and the improvements or so much thereof as Tenant is entitled to occupy or use under this Lease.

     1.2 Work of Improvement. The obligations of Landlord to perform the work and supply material and labor to prepare the Premises for occupancy are set forth in detail in Exhibit B. Landlord shall expend all funds and do all acts required of them in Exhibit B and shall have the work performed promptly and diligently in a first-class workmanlike manner.

2.   Term

     2.1 Term. The term of this lease shall be for five (5) years commencing August 1, 1981 and ending on July 31, 1986 unless sooner terminated pursuant to this lease, or unless extended by reason of exercise of the Option to Extend provided in Paragraph 20.

     2.2 Delay in Commencement. Tenant agrees that in the event of the inability of Landlord for any reason to deliver possession of the Premises to Tenant on the commencement date set forth in Section 2.1 Landlord shall not be liable for any damage thereby nor shall such inability affect the validity of this Lease or the obligations of Tenant hereunder, but in such case the Tenant shall not be obligated to pay rent or other monetary sums until possession of the Premises is tendered to Tenant; provided that if the delay in delivery of possession exceeds thirty (30) days, then the expiration date of the term of the Lease shall be extended by the period of time computed from the scheduled commencement date to the date possession is tendered. In the event Landlord shall not have delivered possession of the Premises within four (4) months from the scheduled commencement date, then Tenant at its option to be exercised within thirty (30) days after the end of said four (4) month period may terminate this Lease and upon Landlord's return of any monies previously deposited by Tenant the parties shall have no further rights or liabilities toward each other. If Tenant occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date, and Tenant shall pay rent for such period at the initial monthly rates as set forth below.

     2.3  Commencement After Construction. If Landlord is obligated under
Section 1.2 and Exhibit B to perform construction or remodeling work, then possession shall not be deemed tendered and the term of this Lease shall not commence until the first to occur of the following:

          (a) 0 days after a Certificate of Occupancy is granted by the proper governmental agency or, if no Certificate of Occupancy be issued by any local agency, then the same number of days after certification by Landlord's architect or contractor that the Landlord's construction work has been completed; or

          (b)  Upon the Tenant's opening for business.

     2.4 Acknowledgement of Commencement Date. In the event the commencement date of the term of the Lease is delayed beyond the thirty (30) days described in Section 2.2 or if the commencement date is to be determined pursuant to
Section 2.3, then Landlord and Tenant shall execute a written acknowledgement of the date of commencement.

3.   Rent.

     Tenant shall pay to Landlord as rent for the Premises in advance on the first day of each calendar month of the term of this Lease without deduction, offset, prior notice or demand, in lawful money of the United States, the sum of Sixty Eight Thousand and No/100ths Dollars * ($68,000.00*). If the commencement date is not the first day of a month, or if the Lease termination date is not the last day of a month, a prorated monthly installment shall be paid at the then current rate for the fractional month during which the Lease commences and/or terminates.

     Concurrently with Tenant's execution of this Lease, Tenant shall pay to Landlord the sum of Sixty Eight Thousand and No/100ths Dollars ($68,000.00), as rent for first month.

4.   Security Deposit.

     Concurrently with Landlord's commencement on construction of interior improvements, Tenant shall deposit with Landlord the sum of Sixty Eight Thousand and No/100ths Dollars ($68,000.00). Said sum shall be held by Landlord as a security deposit for the faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provisions of this Lease, including but not limited to the provisions relating to the payment of rent and any of the monetary sums due herewith, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default.

* (See Paragraph 20.)


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10.2

[ILLEGIBLE] original amount. Tenant's failure to do (word blocked out) be a material breach of this Lease. Landlord shall (word blocked out) required to keep this security deposit separate from its general funds and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully (word blocked out)thfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or at Landlord's option to the last assignee of Tenant's interests hereunder; at the expiration of the Lease term and after Tenant has vacated the Premises. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor in interest, whereupon Tenant agrees to release Landlord from all liability for the return of such deposit or the accounting therefore. Tenant hereby agrees not to look to the Mortgagee, as mortgagee, mortgagee in possession or successor in title to the property, for accountability for any security deposit required by the landlord hereinunder, unless said sums have actually been received by said mortgagee as security for the tenant's performance of this lease. If at any time the rent is increased, the security deposit shall be increased by the same amount.

5.    Taxation

      5.1 Payment of Real Property Taxes. Tenant shall pay all real property taxes levied against the Premises during the term of this Lease. Landlord shall provide tenant with a written statement setting forth the amount of said real property taxes within five (5) days of Landlord's receipt of same and payment of said taxes shall be made by Tenant not later than ten (10) days prior to the date such taxes become delinquent.

      5.2 Proration; Joint Assessment. In the event any such real property taxes paid by Tenant cover any period of time prior to commencement of the expiration of the term of this Lease. Tenant's share of such taxes shall be equitably prorated to cover only the period of time within the fiscal tax year during which this Lease is in effect, and Landlord shall reimburse Tenant to the extent required. With respect to any assessments which may be levied against or upon the Premises or which under the laws then in force may be evidenced by improvement or other bonds or may be paid in annual installments only the amount of such annual installment (with appropriate proration for any partial year) and interest due thereon shall be included within the computation of the annual taxes and assessments levied against the Premises. In the event the Premises are not separately assessed, Tenant's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed such proportion to be determined by Landlord from the respective valuations assigned in the Assessor's worksheets or such other information as may be reasonably available to Landlord, with Landlord's reasonable determination thereof in good faith to be conclusive.

      5.3 Definition of "Real Property Tax". As used in this Lease, the term "real property tax" shall include any form of assessment, levy, penalty or tax (other than inheritance, estate, net income or franchise taxes). Imposed by any authority having the direct or indirect power to tax including any city, county, state or federal government or any school, agricultural, lighting, drainage or other improvement district thereof, whether such tax is (a) upon allocation to or measured by the area of the Premises or the rental payable hereunder, including without limitation any gross income tax or excise tax levied by the State, any political subdivision thereof, city or Federal Government with respect to the receipt of such rental, or (b) upon or with respect to the possession leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof or (c) upon or measured by the value of Tenant's personal property, equipment or fixtures located in the Premises; or (d) upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises; or (e) whether or not now customary or within the contemplation of the parties.

      5.4  Personal Property Taxes.

           (a) Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises or elsewhere. When possible, tenant shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Landlord.

           (b) If any of Tenant's personal property shall be assessed with Landlord's real property, Tenant shall pay Landlord the taxes attributable to Tenant within ten (10) days after receipt of a written statement setting forth the taxes applicable to Tenant's property.

6.    Use.

      6.1 Use. The Premises shall be used and occupied by Tenant for only the following purposes and for no other purposes whatsoever without obtaining the prior written consent of Landlord: manufacturing, assembly and sales of electronic components and administrative and sale offices.

      6.2 Suitability. If the Premises are completed as of the date of execution hereof, then Tenant by execution of this Lease, shall be deemed to have accepted the Premises in the condition existing as of the date of execution and in any event this Lease shall be subject to all applicable zoning ordinances and to any municipal, county and state laws and regulations governing and regulating the use of the Premises. Tenant acknowledges that neither Landlord nor Landlord's agent has made any representation or warranty as to the suitability of the Premises for the conduct of Tenant's business.

      6.3  Uses Prohibited.

           (a) Tenant shall not do or permit anything to be done in or about the Premises which will increase the existing rate of insurance upon the Premises (unless Tenant shall pay any increased premium as a result of such use or acts) or cause the cancellation of any insurance policy covering said Premises or any building of which the Premises may be a part, nor shall Tenant sell or permit to be kept, used or sold in or about said Premises any articles which may be prohibited by a standard form policy of fire insurance.

           (b) Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of any building of which the Premises may be a part or injure or annoy them or use or allow the Premises to be used for any unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

           (c) Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in anyway conflict with any law [illegible] zoning restriction, ordinance or governmental rule or regulation or requirements or duly constituted public authorities now in force or which may hereafter be enacted or promulgated. Tenant shall at its sole cost and expense promptly comply with all laws, statutes, ordinances and governmental rules, regulations, or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises. The judgement of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between Landlord and Tenant.

7.    Utilities.

      Tenant shall pay prior to delinquency for all water, gas, heat, light, power, telephone, sewage, air conditioning and ventilating, scavenger, janitorial, landscaping and all other materials and utilities supplied to the Premises. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable



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proportion of all charges which are jointly mete [ILLEGIBLE] the determination to be made by landlord, and payment to be made by Tenant within ten (10) days of receipt of a statement for such charges.

8.   MAINTENANCE AND REPAIRS, ALTERATIONS AND ADDITIONS.

     8.1 LANDLORD'S OBLIGATIONS. Subject to the provisions of Section 13 and except or damage caused by any negligent or intentional act of omission of Tenant and Tenant's agents, employees or invitees, Landlord, at Landlord's expense, shall keep in good order, condition and repair the foundations, exterior walls and the exterior roof of the Premises. Landlord shall not, however, be obligated to paint such exterior, nor shall Landlord be required to maintain the interior surface of exterior walls, windows, doors or plate glass. Landlord shall have no obligation to make repairs under this Paragraph 8.1 until a reasonable time after receipt of written notice of the need for such repairs. Tenant expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition and repair.

     8.2  TENANT'S OBLIGATIONS.

          (a) Subject to the provisions of Sections 13 and 8.1, Tenant, at Tenant's expense, shall keep in good order, condition and repair the Premises and every part thereof, regardless of whether the damaged portion of the Premises or the means of repairing the same are accessible to tenant, including without limitation thereto, all plumbing, heating, air conditioning, ventilating, electrical and lighting facilities and equipment within the Premises and all sidewalks, landscaping, driveways, parking lots, fences and signs located in the areas which are adjacent to and included with the Premises.

          (b) Upon the expiration or earlier termination of this Lease, Tenant shall surrender the Premises in the same condition as received, broom clean, ordinary wear and tear and damage by fire, earthquake, act of God or the elements alone excepted. Tenant, at its sole cost and expense, agrees to repair any damage to the Premises caused by or in connection with the removal of any articles of personal property, business or trade fixtures, machinery, equipment, cabinetwork, furniture, movable partition, or permanent improvements or addition, including without limitation thereto, repairing the floor and patching and painting the walls where required by Landlord to Landlord's reasonable satisfaction. Tenant shall indemnify the Landlord against any loss or ability resulting from delay by Tenant in so surrendering the Premises, including without limitation, any claims made by any succeeding tenant founded on such delay.

          (c) In the event Tenant fails to perform Tenant's obligations under this Section 8, Landlord shall give Tenant notice to do such acts as are reasonably required to so maintain the Premises. If Tenant fails to do the work and diligently prosecute it to completion, then Landlord shall have the right (but not the obligation) to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work. Any amount so expended by Landlord shall be paid by Tenant promptly after demand with interest at ten percent (10%) per annum from the date of such work. Landlord shall have no liability to Tenant for any damage, inconvenience or interference with the use of the Premises by Tenant as a result of performing any such work.

     8.3 LANDLORD'S RIGHTS. In the event Tenant fails to perform Tenant's obligations under this Section 8, Landlord shall give Tenant such notice to do such acts as are reasonably required to so maintain the Premises; if Tenant shall fail to commence such work and diligently prosecute it to completion, then Landlord shall have the right but not the obligation to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work. Any amount so expended by Landlord shall be paid by Tenant promptly after demand with interest at ten percent (10%) per annum from the date of such work Landlord shall have no liability to Tenant for any damage, inconvenience or interference with the use of the Premises by Tenant as a result of performing any such work.

     8.4  ALTERATIONS AND ADDITIONS.

          (a) Tenant shall not, without Landlord's prior written consent, make any alterations, additions, improvements or utility installations in, on or about the Premises, except for non-structural alterations not exceeding $2500 in cost. As used in this Section 8.4, the term "utility installations" shall include ducting, power panels, fluorescent fixtures, space heaters, conduit and wiring. As a condition to giving such consent, Landlord may require that Tenant agree to remove any such alterations, additions, improvements or utility installations at the expiration of the term and to restore the Premises to their prior condition. As a further condition to giving such consent, Landlord may require Tenant to provide Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Landlord against any liability for mechanics and materialmen's liens and to insure completion of the work.

          (b) Unless Landlord requires their removal as set forth in Paragraph 8.4(a), all alterations, additions, improvements and utility installation (whether or not such utility installations constitute trade fixtures of Tenant), which may be made on the Premises, shall at the expiration or earlier termination of the Lease become the property of Landlord and remain upon and be surrendered with the Premises. Notwithstanding the provisions of this Paragraph 8.4(b) personal property, business and trade fixtures, cabinetwork, furniture, movable partitions, machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Tenant and may be removed by Tenant subject to the provisions of Paragraph 8.2, at any time during the term of this Lease when Tenant is not in default.

9.   ENTRY BY LANDLORD.

     Landlord and Landlord's agents shall have the right at reasonable times to enter the Premises to inspect the same or to maintain or repair, make alterations or additions to the Premises or any portion thereof or to show the Premises to prospective purchasers, tenants or lenders. Landlord may, at any time, place on or about the Premises any ordinary "for sale" signs; Landlord may at any time during the last ninety (90) days of the term of the Lease place on or about the Premises any ordinary "for lease" signs. Tenant hereby waives any claim for abatement of rent or for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby.

10.  LIENS.

     Tenant shall keep the Premises and any building of which the Premises are a part free from any liens arising out of work performed, materials furnished or obligations incurred by Tenant and shall indemnify, hold harmless and defend Landlord from any liens and encumbrances arising out of any work performed or materials furnished by or at the direction of Tenant. In the event that Tenant shall not, within twenty (20) days following the imposition of any such lien cause such lien to be released of record by payment or posting of a proper bond. Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith including attorney's fees and costs shall be payable to Landlord by Tenant on demand with interest at the rate of ten percent (10%) per annum. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord and the Premises, and any other party having an interest therein, from mechanics' and materialmen's liens, and Tenant shall give to landlord at least ten (10) business days prior written notice of the expected date of commencement of any work relating to alterations or additions to the Premises.

11.  INDEMNITY.

     11.1 INDEMNITY. Tenant shall indemnify and hold Landlord harmless from and against any and all claims of liability for any injury or damage to any person or property arising from Tenant's use of the Premises, or from the conduct of Tenant's business, or from any activity, work or thing done, permitted


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or suffered by Tenant in or about the Premises or elsewhere. Tenant shall further indemnify and hold Landlord harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under this Lease, or arising from any negligence of Tenant or Tenant's agents, contractors or employees, and from and against all costs attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon. In the event any action or proceeding is brought against Landlord by reason of any such claim. Tenant upon notice from Landlord shall defend same at Tenant's expense or counsel satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises arising from any cause and Tenant hereby waives all claims in respect thereof against Landlord.

     11.2 EXEMPTION OF LANDLORD FROM LIABILITY. Landlord shall not be liable for injury to Tenant's business or loss of income therefrom or for damage which may be sustained by the person, goods, wares, merchandise or property of Tenant, its employees, invitees, customers, agents or contractors or any other person in or about the Premises, caused by or resulting from fire, steam, electricity, gas, water or rain, which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures of the same, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the building in which the Premises is located.

12.  INSURANCE.

     12.1 LIABILITY INSURANCE. Tenant shall, at Tenant's expense, procure and maintain at all times during the term of this Lease a policy of comprehensive public liability insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy, or maintenance of the Premises and appurtenant areas. Such insurance shall at all times be in an amount of not less than $300,000.00 for injury to or death of any one person in any one accident or occurrence and in an amount of not less than $500,000.00 for injury to or death of more than one person in any one accident or occurrence and in amount of not less than $50,000.00 for liability for property damage. The limits of such insurance shall not limit the liability of Tenant. If the Premises are part of a larger property, said insurance shall have a Landlord's Protective Liability endorsement attached hereto. All insurance required hereunder shall be with companies rated AAA or better in "Best's Insurance Guide". Tenant shall deliver to Landlord certificates of insurance of evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord, provided that in the event Tenant fails to procure and maintain such insurance. Landlord may (but shall not be required to) procure same at Tenant's expense after ten (10) days prior written notice. No such policy shall be cancellable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Landlord by the insurer. All such policies shall be written as primary policies, not contributing with and not in excess of coverage which the Landlord may carry. Tenant shall, within twenty (20) days prior to the expiration of such policies, furnish Landlord with renewals or binders or Landlord may order such insurance and charge the cost to Tenant, which amount shall be payable by Tenant upon demand. Tenant shall have the right to provide such insurance coverage pursuant to blanket policies obtained by Tenant provided such blanket policies expressly afford coverage to the Premises and to Tenant as required by this Lease.

     12.2 PROPERTY INSURANCE. Landlord shall, at Tenant's expense, procure and maintain at all times during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises in the amount of the full replacement value thereof (exclusive of Tenant's trade fixtures and equipment) providing protection against all perils included within the classification of the fire, extended coverage, vandalism, malicious mischief, sprinkler leakage and special extended peril (all-risk). Tenant shall pay such premium to Landlord within fifteen (15) days after receipt by Tenant of a copy of the premium statement or other reasonably satisfactory evidence of the amount due, which shall include the method of calculation of Tenant's share thereof if the insurance covers other improvements than the Premises. If the term of the Lease does not expire concurrently with the expiration of the period covered by the insurance. Tenant's liability for premium increases shall be prorated on an annual basis. See Paragraph #23.

     12.3 WAIVER OF SUBROGATION. Landlord and Tenant each hereby waive any and all rights of recovery against the other or against the officers, employees agents and representatives of the other, on account of loss or damage occasioned to such waiving party of its property or the property of others under its control caused by fire or any of the extended coverage risks described above to the extent that such loss or damage is insured against under any insurance policy in force at the time of such loss or damage. The insuring party shall, upon obtaining the policies of insurance required under this Lease, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

13.  DAMAGE OR DESTRUCTION.

     13.1 PARTIAL DAMAGE -- INSURED. In the event improvements on the Premises are damaged by any casualty which is covered under an insurance policy required to be maintained to Section 12.2, then Landlord shall repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect.

     13.2 PARTIAL DAMAGE -- UNINSURED. In the event the improvements on the Premises are damaged, except by a negligent or willful act or omission of Tenant, by any casualty not covered under an insurance policy required to be maintained pursuant to Section 12.2, then Landlord may, at Landlord's option, either (a) repair such damage as soon as reasonably possible at Landlord's expense, in which event this Lease shall continue in full force and effect, or
(b) give written notice to Tenant within thirty (30) days after the date of occurrence of such damage of Landlord's intention to cancel and terminate this Lease as of the date of the occurrence of the damage. In the event Landlord elects to terminate this Lease pursuant to this Section 13.2, Tenant shall have the right within ten (10) days after receipt of the required notice to notify Landlord in writing of Tenant's intention to repair such damage at Tenant's expense, without reimbursement from Landlord, in which event this Lease shall continue in full force and effect, and Tenant shall proceed to make such repairs as soon as reasonably possible. If Tenant does not give such notice within ten
(10) day period, this Lease shall be cancelled and terminated as of the date of the occurrence of such damage. See Paragraph #24.

     11.3 TOTAL DESTRUCTION. If the Premises are totally destroyed during the term of this Lease from any cause whether or not covered by the insurance required under Section 12.2 (including any destruction required by any authorized public authority), this Lease shall automatically terminate as of the date of such total destruction.

     13.4 DAMAGE NEAR END OF THE TERM.  See Paragraph #25.

     13.5 LANDLORD'S OBLIGATION. The Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any restoration or replacement of any panelings, decorations, office fixtures, partitions, railings, ceilings, floor covering, equipment, machinery or fixtures or any other improvements or property installed in the Premises by Tenant or at the direct or indirect expense of Tenant, with the exception of those improvements installed by Tenant pursuant to the additional improvement allowance provided under Exhibit "B" attached hereto. Tenant shall be required to restore or replace same in the event of damage.


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      13.6  ABATEMENT OF RENT: TENANT'S REMEDIES

            (a) If the Premises are partially destroyed or damaged and Landlord or Tenant repairs them pursuant to this Lease, the rent payable hereunder for the period during which such damage and repair continues shall be abated in proportion to the extent to which Tenant's use of the Premises is impaired. Except for abatement of rent, if any, Tenant shall have no claim against Landlord for any damage suffered by reason of any such damage, destruction or restoration.

            (b) If Landlord shall be obligated to repair or restore the Premises under this Section 13 and shall not commence such repair or restoration within ninety (90) days after such obligation shall accrue, Tenant at Tenant's option may cancel and terminate this Lease by written notice to Landlord at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

      13.7 TERMINATION -- ADVANCE PAYMENTS. Upon termination of this Lease pursuant to Section 13, an equitable adjustment shall be made concerning advance rent and any advance payments made by Tenant to Landlord. Landlord shall, in addition, return to Tenant so much of Tenant's security deposit as has not theretofore been applied by Landlord.

14.   CONDEMNATION.

      (a) If the Premises or any portion thereof are taken under the power of eminent domain, or sold by Landlord under the threat of the exercise of said power (all of which is herein referred to as "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever occurs first. If more than ten percent (10%) of the floor area of any buildings on the Premises, or more than twenty-five (25%) of the land area of the Premises not covered with buildings, is taken by condemnation, either Landlord or Tenant may terminate this Lease, as of the date the condemning authority takes possession, by notice in writing of such election within twenty (20) days after Landlord shall have notified Tenant of the taking, or in the absence of such notice then within twenty (20) days after the condemning authority shall have taken possession.

      (b) If this Lease is not terminated by either Landlord or Tenant then it shall remain in full force and effect as to the portion of the Premises remaining, provided the rent shall be reduced in the proportion that the floor area of the buildings taken within the Premises bears to the total floor area of all buildings located on the Premises. In the event this Lease is not so terminated then Landlord agrees, at Landlord's sole cost, to restore the Premises to a complete unit of like quality and character as existed prior to the condemnation as soon as reasonably possible. All awards for the taking of any part of the Premises or any payment made under the threat of the exercise of power of eminent domain shall be the property of Landlord, whether made as compensation for diminution of value of a leasehold or for the taking of the fee or as severance damages; provided, however, that Tenant shall be entitled to any award for loss of or damage to Tenant's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Landlord shall, to the extent of severance damages received by Landlord in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Tenant has been reimbursed therefor by the condemning authority. Tenant shall pay any amount in excess of such severance damages required to complete such repair.

15.   ASSIGNMENT & SUBLETTING.

      15.1 LANDLORD'S CONSENT REQUIRED. Tenant shall not assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, and shall not sublet the Premises or any part thereof, without the prior written consent of Landlord and any attempt to do so without such consent being first had and obtained shall be wholly void and shall constitute a breach of this Lease. In lieu of consent, Landlord may, at Landlord's option, elect to terminate this lease thirty (30) days after the proposed effective date of proposed assignment or subletting.

      15.2 REASONABLE CONSENT. If Tenant complies with the following conditions, landlord shall not unreasonably withhold its consent to the subletting of the Premises or any portion thereof. Tenant shall submit in writing to Landlord: (a) the name and legal composition of the proposed subtenant; (b) the nature of the proposed subtenant's business to be carried on in the Premises; (c) the terms and provisions of the proposed sublease;
(d) such reasonable financial information as Landlord may request concerning the proposed subtenant.

      15.3 NO RELEASE OF TENANT. No consent by Landlord to any assignment or subletting by Tenant shall relieve Tenant of any obligation to be performed by the Tenant under this Lease, whether occurring before or after such consent, assignment or subletting. The consent by Landlord to any assignment or subletting shall not relieve Tenant from the obligation to obtain Landlord's express written consent to any other assignment or subletting. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any assignment, subletting or other transfer. Consent to one assignment, subletting or other transfer shall not be deemed to constitute consent to any subsequent assignment, subletting or transfer.

16.   SUBORDINATION.

      16.1 SUBORDINATION. This Lease at Landlord's option shall be subject and subordinate to all ground or underlying leases which now exist or may hereafter be executed affecting the Premises or the land upon which the Premises are situated or both, and to the lien of any mortgages or deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against the land or improvements or either thereof, of which the Premises are a part, or on or against Landlord's interest or estate therein, or on or against any ground or underlying lease, without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall given written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of the recording thereof.

      16.2 SUBORDINATION AGREEMENTS. Tenant covenants and agrees to execute and deliver upon demand without charge therefore, such further instruments evidencing such subordination of this Lease to such ground or underlying leases and to the lien of any such mortgages or deeds of trust as may be required by Landlord. Tenant hereby appoints Landlord as Tenant's attorney-in-fact, irrevocably, to execute and deliver any such agreements, instruments, releases or other documents.

      16.3 QUIET ENJOYMENT. Landlord covenants and agrees with Tenant that upon Tenant paying rent and other monetary sums due under the Lease and performing its covenants and conditions, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises for the term, subject however to the terms of the Lease and of any of the aforesaid ground leases, mortgages or deeds of trust described above.

      16.4 ATTORNMENT. In the event any proceedings are brought for default under any ground or underlying lease or in the event of foreclosure or the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, the Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease; provided said purchaser expressly agrees in writing to be bound by the terms of the Lease.

17.  DEFAULT; REMEDIES.

     17.1 DEFAULT. The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant.

          (a) Any failure by Tenant to pay the rent or any other monetary sums required to be paid hereunder (where such failure continues for three (3) days after written notice thereof by Landlord to Tenant);

          (b) The abandonment or vacation of the Premises by Tenant;

          (c) A failure by Tenant to observe and perform any other provision of this Lease to be observed or performed by Tenant where such failure continues for twenty (20) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of such default is such that the same cannot reasonably be cured within such twenty (20) day period. Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion;

          (d) The making by Tenant of any general assignment or general arrangement for the benefit of creditors, the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days), the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days or the attachment execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

     17.2 REMEDIES. In the event of any such material default or breach by Tenant, Landlord may at any time thereafter, with or without notice and demand and without limiting Landlord in the exercise of any right or remedy at law or in equity which Landlord may have by reason of such default or breach.

          (a) Maintain this Lease in full force and effect and recover the rent and other monetary charges as they become due, without terminating Tenant's right to possession, irrespective of whether Tenant shall have abandoned the Premises. In the event Landlord elects to not terminate the Lease, Landlord shall have the right to attempt to re-let the Premises at such rent and upon such conditions and for such a term, and to do all acts necessary to maintain or preserve the Premises as Landlord deems reasonable and necessary without being deemed to have elected to terminate the Lease including removal of all persons and property from the Premises, such property may be removed and stored in a public warehouse or elsewhere, at the cost of and for the account of Tenant. In the event any such re-letting occurs, this Lease shall terminate automatically upon the new Tenant taking possession of the Premises. Notwithstanding that Landlord fails to elect to terminate the Lease initially, Landlord at any time during the term of this Lease may elect to terminate this Lease by virtue of such previous default by Tenant.

          (b) Terminate Tenant's right to possession by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including without limitation thereto, the following: (i) The worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that is proved could have been reasonably avoided; plus (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that is proved could be reasonably avoided; plus (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; plus (v) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable state law. Upon any such re-entry Landlord shall have the right to make any reasonable repairs, alterations or modifications to the Premises, which Landlord in its sole discretion deems reasonable and necessary. As used in subparagraph (i) above, the "worth at the time of awarded" is computed by allowing interest at the rate of ten percent (10%) per annum from the date of default. As used in subparagraphs (ii) and (iii) the "worth at the time of award" is computed by discounting such amount at the discount rate of the U.S. Federal Reserve Bank at the time of award plus one percent (1%). The term "rent," as used in this Section 17, shall be deemed to be and to mean the rent to be paid pursuant to Section 3 and all other monetary sums required to be paid by Tenant pursuant to the terms of this Lease.

     17.3 LATE CHARGES. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include but are not limited to processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after such amount shall be due, Tenant shall pay to Landlord a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

     17.4 DEFAULT BY LANDLORD. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time but in no event later than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligation, provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty-day period and thereafter diligently prosecutes the same to completion.

18.  MISCELLANEOUS.

     18.1 ESTOPPEL CERTIFICATE.

          (a) Tenant shall at any time upon not less than ten (10) days' prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults, if any, are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

          (b) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (i) that this Lease is in full force and effect without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance and (iii) that not more than one month's rent has been paid in advance.

          (c) If Landlord desires to finance or refinance said Premises, or any part thereof, Tenant hereby agrees to deliver to any lender designated by Landlord such financial statements of Tenant as may be reasonably required by such lender. Such statements shall include the past three years financial statements of Tenant. All such financial statements shall be received by Landlord in confidence and shall be used only for the purpose herein set forth.

     18.2 TRANSFER OF LANDLORD'S INTEREST. In the event of a sale or conveyance by Landlord or Landlord's interest in the Premises other than a transfer for security purposes only, Landlord shall be relieved from and after the date specified in such notice of transfer of all obligations and liabilities accruing thereafter on the part of the Landlord, provided that any funds in the hands of Landlord at the time of transfer in which Tenant has an interest, shall be delivered to the successor of Landlord. This Lease shall not be terminated by any such sale and Tenant agrees to attorn to the purchaser or assignee provided all Landlord's obligations hereunder are assumed in writing by the transferee.

        18.3    CAPTIONS; ATTACHMENTS; DEFINED TERMS.

                (a) The captions of the paragraphs of this Lease are for convenience only and shall not be deemed to be relevant in resolving any question of interpretation or construction of any section of this Lease.

                (b) Exhibits attached hereto, and addendums and schedules initialed by both the parties, are deemed by attachment to constitute part of this Lease and are incorporated herein.

                (c) The words "Landlord" and Tenant", as used herein, shall include the plural as well as the singular. Words used in neuter gender include the masculine and feminine and words in the masculine or feminine gender include the neuter. If there be more than one Landlord or Tenant, the obligations hereunder imposed upon Landlord or Tenant shall be joint and several. If the Tenants are husband and wife, the obligations shall extend individually to their sole and separate property as well as to their community property. The term "Landlord" shall mean only the owner or owners at the time in question of the fee title or a tenant's interest in a ground lease of the Premises. The obligations contained in this Lease to be performed by Landlord shall be binding on Landlord's successors and assigns only during their respective periods of ownership.

        18.4 ENTIRE AGREEMENT. This instrument along with any exhibits and attachments hereto constitutes the entire agreement between Landlord and Tenant relative to the Premises and this Agreement and the exhibits and attachments may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant. Landlord and Tenant agree hereby that all prior or contemporaneous oral agreements between and among themselves and their agents or representatives relative to the leasing of the Premises are merged in or revoked by this Agreement.

        18.5 SEVERABILITY. If any term or provision of this Lease shall, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforceable to the fullest extent permitted by law.

        18.6    COSTS OF SUIT.

                (a) If Tenant or Landlord shall bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of rent or possession of the Premises, the losing party shall pay the successful party a reasonable sum for attorney's fees which shall be deemed to have accrued on the commencement of such action and shall be paid whether or not such action is prosecuted to judgement.

                (b) Should Landlord, without fault on Landlord's part, be made a party to any litigation instituted by Tenant or by any third party against Tenant, or by or against any person holding under or using the Premises by license of Tenant, or for the foreclosure of any lien for labor or material furnished to or for Tenant or any such other person or otherwise arising out of or resulting from any act or transaction of Tenant or of any such other person, Tenant covenants to save and hold Landlord harmless form any judgment rendered against Landlord or the premises or any part thereof, and all costs and expenses, including reasonable attorneys fees, incurred by Landlord in or in connection with such litigation.

        18.7 TIME; JOINT AND SEVERAL LIABILITY. Time is of the essence of this Lease and each and every provision hereof, except as to the conditions relating to the delivery of possession of the premises to Tenant. All the terms, covenants and conditions contained in this lease to be performed by either party, if such party shall consist of more than one person or organization, shall be deemed to be joint and several, and all rights and remedies of the parties shall be cumulative and non-exclusive of any other remedy at law or in equity.

        18.8 BINDING EFFECT: CHOICE OF LAW. The parties hereto agree that all the provisions hereof are to be construed as both covenants and conditions as though the words importing such covenants and conditions were used in each separate paragraph hereof, subject to any provisions hereof restricting assignment or subletting by Tenant and subject to Section 18.2, all of the provisions hereof shall bind and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. This Lease shall be governed by the laws of the state of California.

        18.9 WAIVER. No covenant, term or condition or the breach thereof shall be deemed waived, except by written consent of the party against whom the waiver is claimed, and any waiver or the breach of any covenant, term or condition shall not be deemed to be a waiver of any preceeding or succeeding breach of the same or any other covenant, term or condition. Acceptance by Landlord of any performance by Tenant after the time the same shall have become due shall not constitute a waiver by Landlord of the breach or default of any covenant, term or condition unless otherwise expressly agreed to by Landlord in writing.

        18.10 SURRENDER OF PREMISES. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger and shall at the option of the Landlord, terminate all or any existing sublease or subtenancies, or may, at the option of Landlord, operate as an assignment to it of any or all such subleases or subtenancies.

        18.11 HOLDING OVER. If Tenant remains in possession of all or any part of the Premises after the expiration of the term hereof, with or without the express or implied consent of Landlord, such tenancy shall be from month to month only, and not a renewal hereof or an extension for any further term and in such case rent and other monetary sums due hereunder shall be payable in the amount and at the time specified in this Lease and such month to month tenancy shall be subject to every other term, covenant and agreement contained herein.

        18.12   SIGNS AND AUCTIONS. See Paragraph #26.

        18.13 REASONABLE CONSENT. Except as limited elsewhere in this Lease, wherever in this Lease Landlord or Tenant is required to give its consent or approval to any action on the part of the other, such consent or approval shall not be unreasonably withheld. In the event of failure to give any such consent, the other party shall be entitled to specific performance at law and shall have such other remedies as are reserved to it under this Lease, but in no event shall Landlord or Tenant be responsible in monetary damages for failure to give consent unless said failure is withheld maliciously or in bad faith.

        18.14 INTEREST ON PAST DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Landlord not paid when due shall bear interest at ten per cent (10%) per annum from the due date. Payment of such interest shall not excuse or cure any default by Tenant under this Lease.

        18.15 RECORDING. Tenant shall not record this Lease without Landlord's prior written consent, and such recordation shall, at the option of Landlord, constitute a non-curable default of Tenant hereunder. Either party shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

        18.16. NOTICES. All notices or demands of any kind required or desired to be given by Landlord or Tenant hereunder shall be in writing and shall be deemed delivered forty-eight (48) hours after depositing the notice or demand in the United States mail, certified or registered, postage prepaid, addressed to the Landlord or Tenant respectively at the addresses set forth after their signatures at the end of this Lease.

        18.17 CORPORATE AUTHORITY. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the Bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms. If Tenant is a corporation Tenant shall, within thirty (30) days after execution of this Lease, deliver to Landlord a certified copy of a resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

18.18 LEASEHOLD PERCENTAGES. Tenant hereby acknowledges that Tenant occupies 26.7% of the entire project which the demised premises represents 100% of the building Tenant occupies.

19.  PARKING. Tenant shall have the non-exclusive use of 320 parking spaces.

20. OPTION TO EXTEND: "Tenant is hereby given the option to extend the Lease Term on all the provisions contained in this lease, (except for the monthly rental) for one (1) five (5) year period (the "Extended Term") following expiration of the initial term by giving written notice of such exercise to Landlord at least ninety (90) days prior to the expiration of the Lease Term; provided said notice shall be effective only if Tenant is not in default under any of the terms, covenants, or conditions contained in the Lease at the time of exercising said option.

21.  RENTAL ADJUSTMENTS. The rental to be paid shall be adjusted every thirty
(30) months including said renewal period to reflect any increase in the CPI from the Commencement Date hereof (as described in Paragraph 2.1 and/or 2.4). On the first day after each thirty (30) month period following the commencement of this lease the monthly rent to be paid during said thirty (30) month period shall be determined by multiplying the sum of $68,000.00 by a fraction (i) the numerator of which shall be the CPI published nearest and proceeding the first day of the next period and (ii) the denominator of which shall be the CPI published for the month nearest and preceeding the Lease Commencement Date (as defined in Paragraph 2.3), provided in no event shall said monthly rental, at any time during the said renewal period, be less than $68,000.00 per month, however; said increase shall not exceed a compounded rate of 9% per annum.

The term "CPI" shall mean the Consumer Price Index for urban wage earners and clericals workers as published by the United States Department of Labor, Bureau of Labor Statistics, San Francisco/Oakland Metropolitan Area (1967 = 100), all items now being published bi-monthly. If the CPI is changed so that the base year is altered from that used as of the Lease Commencement Date, the CPI shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics, to obtain the same result that would have been obtained had the base year not been changed. If no conversion factor is available, or if the CPI is otherwise changed, revised or discontinued for any reason, there shall be substituted in lieu thereof, and the term "CPI" shall thereafter refer to the most nearly comparable official price index of the United States Government in order to obtain substantially the same result for any adjustment required by this Lease as would have been obtained had the original CPI not been discontinued, revised or changed.

22. RIGHT OF FIRST REFUSAL TO LEASE. Landlord hereby grants to Tenant after the initial rental thereof the Right-of-First-Refusal-to-Lease buildings A,B,E,F, or G as shown on Exhibit A of this lease provided Tenant is not in default under the terms and conditions of this lease. Tenant shall have one hundred twenty (120) hours from receipt of an acceptable bonafied lease, or offer to lease, to accept or reject said lease or offer to lease. Tenant must notify Landlord in writing within said one hundred twenty (120) hour period or it shall be deemed that Tenant rejects said lease or offer to lease. This right does not apply to subleases from other Tenants.

23. PROPERTY INSURANCE. Property insurance to be paid by Tenant shall be limited to policies of All Risk Replacement Cost Insurance with Agreed Amount Endorsement, flood insurance (if the Premises are in an area which is considered a flood risk area by the United States Department of Housing and Urban Development), rent insurance, war risk insurance covering such other hazards as Landlord's mortgagee may require from time to time, in amounts, form, and substance satisfactory to Landlord's mortgagee, and with companies acceptable to Landlord's mortgagee. All hazard and business or rental interruption insurance policies shall be endorsed with a standard noncontributory mortgagee clause in favor of and in form acceptable to Landlord's mortgagee, and may be cancelled or modified only upon not less than thirty (30) days prior written notice to Landlord's mortgagee. All of the above mentioned insurance policies or certificates of such insurance satisfactory to Landlord's mortgagee, together with the receipts for the payment of premiums thereon, shall be delivered to and held by Landlord's mortgagee. All renewal and replacement policies shall be delivered to Landlord's mortgagee at lease fifteen (15) days before the experation of the expiring policies.

24. PARTIAL DAMAGE UNINSURED (continued) Premises must be destroyed to the extent of ten percent (10%) or more of the then replacement cost thereof or Landlord shall be required to repair said damage.

25. DAMAGE NEAR END OF THE TERM. If the Premises are destroyed to the extent of ten percent (10%) or more of the then replacement cost thereof during the last six (6) months of the term of this Lease, and if Tenant shall not have exercised its option to extend this lease under Paragraph 20 herein prior to the date Landlord provides the notice next described, Landlord may, at Landlord's option, give written notice to Tenant of Landlord's intent to terminate this Lease within (30) days after the date of occurence of such damage.

26. SIGNS AND AUCTIONS. Tenant shall have the right to place signs on the premises, provided that all such signs shall pertain to the business conducted by Tenant and shall comply with government regulations and provided Tenant obtains prior written consent which consent will not be unreasonably withheld. Tenant shall not conduct any auction on the premises without landlord's prior written consent.

27. PROGRESS REPORTS. Landlord shall provide Tenant with a progress report on construction every month advising Tenant of any changes in the estimated construction completion date.

     M.J.H.M. Partnership II,                ADDA Corporation,

     a California General Partnership        a California Corporation

     by: /s/ JAMES D. MAIR                   by: [SIG]
        -----------------------------           ----------------------------

     by:                                     by: [SIG]
        -----------------------------           ----------------------------

     Address: 511 Division Street            Address: 1671 Dell Avenue
              -----------------------                 ----------------------

             Campbell, Calif. 95008                   Campbell, Calif. 95008
             ------------------------                 ----------------------

                            FIRST ADDENDUM TO LEASE

The undersigned hereby agree to amend that certain lease dated March 3, 1981, between M.J.H.M. Partnership II, a California general partnership, "Landlord", and ADDA Corporation, a California corporation as assigned on August 25, 1981 to Zilog, Inc. "Tenant" as follows:

     1. Effective September 18, 1986 the Premises shall be known as 222 Hacienda Avenue, Building "D" and described as approximately 40,000 square feet of office and manufacturing space.

     2. On or before September 17, 1986, Tenant shall vacate 210-220 Hacienda, Building "C" and return possession to Landlord.

     3.   The term of the lease shall be extended through March 10, 1988.

     4.   The base monthly rent shall continue at the rate of $36,545.00.

     5.   All other terms and conditions shall remain the same.

LANDLORD: M.J.H.M. Partnership II,      TENANT: Zilog, Inc.
          a California general
          partnership

By:  /s/  JAMES D. MAIR                 By:  /s/  W.R. WALKER
   ------------------------------          -------------------------------
          James D. Mair                           W.R. Walker

It's: General Partner                   It's: SR. VICE PRESIDENT OF FINANCE
                                              & ADMINISTRATION

Dated: 6/20/86                          Dated: 6/20/86

                            SECOND ADDENDUM TO LEASE

Second addendum to that certain lease dated March 3, 1981, between M.J.H.M. Partnership II, a California general partnership, ("Landlord"), and ADDA Corporation, a California corporation, as assigned on August 25, 1981 to Zilog, Inc., ("Tenant") for the premises located at 210-220 Hacienda Avenue, Campbell, California ("Building C" and "Building D"), and any addendums thereof, whereby Landlord and Tenant agree to amend the lease as follows:

     1. The lease for 210-220 Hacienda, Building C, shall be extended through March 17, 1988.

     2. The combined base monthly rent shall be $73,090.00 per month for both Buildings "C" and "D".

     3.   All other terms and conditions shall remain the same.

LANDLORD: M.J.H.M. Partnership II,      TENANT:   Zilog, Inc.
          a California general
          partnership



By:   /s/ JAMES D. MAIR                 By:  /s/ W.R. WALKER
      --------------------------            --------------------------------

Its:  General Partner                   Its: Senior Vice President
                                             Finance and Administration
      --------------------------            --------------------------------

Dated: August 20, 1986                  Dated: August 20, 1986
       -------------------------               -----------------------------

                            THIRD ADDENDUM TO LEASE

Third addendum to that certain lease dated March 3, 1981, between M.J.H.M. Partnership II, a California general partnership, ("Landlord"), and ADDA Corporation, a California corporation, as assigned on August 25, 1981 to Zilog, Inc., ("Tenant") for the premises located at 210-220 Hacienda Avenue, Campbell, California ("Building C" and "Building D"), and any addendums thereof, whereby Landlord and Tenant agree to amend the lease as follows:

     1. The term of the lease for the premises located at 210-220 Hacienda Avenue, Campbell, California ("Building C" and "Building D", shall be extended to March 10, 1990.

     2.   The rent for said premises shall e modified as follows:

               January 1, 1987 to April 30, 1988       $65,090 per month
               May 1, 1988 to March 10, 1990           $81,090 per month

     3. Paragraph 19 shall be modified to 300 parking spaces instead of 320. The reduction of 20 parking spaces shall be modified at Landlord's discretion.

     4.   All other terms and conditions shall remain the same.

LANDLORD:                               TENANT:

M.J.H.M. Partnership II,                Zilog, Inc.
a California general
partnership



By:   /s/ JAMES D. MAIR                 By: /s/ W.R. WALKER
      --------------------------            --------------------------------
      James D. Mair

Its:  General Partner                   Its: Senior Vice President
      --------------------------            --------------------------------

Dated: Dec. 26, 1987                     Dated: Dec. 26, 1986
       -------------------------               -----------------------------

                            FOURTH ADDENDUM TO LEASE

Fourth Addendum to that certain lease dated march 31, 1981, between M.J.H.M. Partnership II, a California general partnership, ("Landlord") and ADDA Corporation, a California corporation, as assigned on August 25, 1981 to Zilog, Inc. ("Tenant") for premises located at 210-220 Hacienda Avenue, Campbell, California and any addendums thereof, whereby Landlord and Tenant agree to amend the lease as follows:

1. The term of the lease for the premises located at 210-220 Hacienda Avenue, Campbell, California ("Building C" and "Building B") shall be extended to March 10, 1993.

2.   The rent for said premises shall be modified as follows:

     March 11, 1990 to March 10, 1991: $80,800.00/month
     March 11, 1991 to March 10, 1992: $84,800.00/month
     March 11, 1992 to March 10, 1993: $88,800.00/month

3.   All other terms and conditions of the lease shall remain the same.



LANDLORD:                               TENANT:

M.J.H.M. Partnership II,                Zilog
California general partnership

By: /s/ JAMES D. MAIR                   By: /s/ W. R. WALKER
   -----------------------------           -----------------------------

Its:  General Partner                   Its:  Sr. Vice President
   -----------------------------           -----------------------------

Dated:  15/23/92                        Dated:  May 22, 1992
      --------------------------              --------------------------

                            FIFTH ADDENDUM TO LEASE

Fifth Addendum to that certain lease dated March 31, 1981, between M.J.H.M. Partnership II, a California general partnership ("Landlord") and ADDA Corporation, a California corporation as assigned on August 25, 1981 to Zilog, Inc. ("Tenant") for premises located at 210-220 Hacienda Avenue, Campbell California and any addendums thereof, whereby Landlord and Tenant agree to amend the lease as follows:

1. The term of the lease for premises located at 221-220 Hacienda Avenue, Campbell California ("Building C" and "Building D") shall be extended for five years to March 10, 1998.

2.   The rent for said premises shall be modified as follows:

     March 11, 1993 to March 10, 1994:  $68,000.00/month
     March 11, 1994 to March 10, 1995:  $68,000.00/month
     March 11, 1995 to March 10, 1996:  $72,000.00/month
     March 11, 1996 to March 10, 1997:  $76,000.00/month
     March 11, 1997 to March 10, 1998:  $76,000.00/month

3.   All other terms and conditions of the lease shall remain the same.

LANDLORD:                               TENANT:

M.J.H.M. Partnership II, a              Zilog, Inc.
California general partnership

By: /s/ JAMES D. MAIR                   By: [SIG]
   ------------------------------          -------------------------------

Its: Gen Partner                        Its: Sr. VP
    -----------------------------          -------------------------------

Dated: 5/23/92                          Dated: May 22, 1992

                     ASSIGNMENT OF LEASE AND PROMISE TO PAY

Adda Corporation (Adda) hereby assigns all of its' rights under that certain lease dated March 3, 1981 and addendum thereto, by and between Adda and M.J.H.M. Partnership II, a California General Partnership (Landlord), for those two 40,000 square foot office buildings know as 210 and 222 Hacienda Avenue, Campbell, California, to Zilog, Inc. (Zilog). Zilog hereby agrees to conform to the terms and conditions of said lease as of the date specified below.

As consideration for this "Assignment of Lease", Zilog agrees to pay to Adda the sum of $250,000.00. Such sum shall be due and payable on January 4th, 1982.

Zilog, Inc. and Adda Corporation recognize that Adda Corporation may assign to Bank of California its' right to receive from Zilog, Inc. the $250,000.00 payment above described. In the event of such assignment and notification thereof by Adda Corporation and Bank of California, Zilog, Inc. agrees that it shall not assert against the Bank of California any defenses which Zilog may possess and which might have been asserted against Adda.

Zilog hereby agrees that if they fail to pay the $250,000.00 payment described above on or before January 4th, 1982, they must also pay all interest that has accumulated from the date of "Assignment of Lease" to the date payment is made at the rate of nineteen percent (19%) per annum.

In the event any action is commenced to enforce the right of Adda Corporation to payment, Zilog, Inc. hereby agrees to pay to Adda Corporation reasonable attorney's fees and expenses, whether said action is prosecuted to judgment or not.

Landlord hereby consents to said assignment and releases and agrees to hold Adda harmless from any liability, suit, claim or any other action related to the lease or property. It is further agreed by Adda that they will hold Landlord harmless from any liability, suit, claim or any other action related to the lease of the property as well.

It is understood that Landlord now holds $68,000.00 which represents Adda's first months rent. Zilog herewith tenders its' check to Landlord in the amount or $136,000.00 which sum shall become Zilog's first months rent ($68,000.00), as well as security deposit ($68,000.00). Landlord hereby acknowledges receipt of the $136,000.00 form Zilog and also agrees that the $68,000.00 now held by Landlord as Adda's first months rent will be returned to Adda upon approval of "Lease Assignment".

Zilog hereby understands that the additional monies referenced in Exhibit B of the lease are $102,762.00 and not $121,065.00. Also, Zilog understands that the occupancy of the buildings are:

     Building D ........................... September 11, 1981
     Building C ........................... September 18, 1981

Any delays caused by this assignment shall not release Zilog from commencement of rent on those dates.

A copy of this agreement is hereby acknowledged.

Date:           8/24/81                 Date:       August 24, 1981
     -----------------------------           -----------------------------

                 [SIG]                                   [SIG]
     -----------------------------           -----------------------------
            Adda Corporation                          Zilog, Inc.

          [SIG]       This assignment is hereby approved.

                      Date:   5-25-81
                           -----------------------------

                        /s/ JAMES D. MAIR
                      ----------------------------------
                            M.J.H.M. Partnership II

                            First Addendum to Lease

In consideration of $10 paid to tenant, it is hereby agreed by the undersigned that the lease dated March 3, 1981 between M.J.H.M. Partnership II, a California general partnership as landlord, and ADDA corporation, as tenant, for property located at 210 - 220 Hacienda Avenue and 222 - 236 Hacienda Avenue, Campbell, California is amended as follows:

11. Indemnity - Add the words "and the lessor under any ground or underlying lease which now exists or may hereafter be executed affecting the Premises from and after notice of such lease to Tenant (such lessor being hereinafter referred to as the "Ground Lessor") after the first appearance of the word "Landlord" in the first line. Add the words "and the Ground Lessor" after the word "Landlord" wherever else it appears in subparagraphs 11.1 and 11.2.

12.1 Liability Insurance - Add the words "and Ground Lessor" after the word "Landlord" as it appears in lines 2, 6, 7, 8, 10, 11 and 12 of this subparagraph. Additionally, the amounts of $300,000, $500,000, and $50,000 shall be amended to read $500,000, $1,000,000, and $500,000 respectively.

22. Right of First Refusal to Lease - The following sentence shall be added to the end of this paragraph: "Tenant understands that the existing lessor(s) under leases for buildings A, B, E, F, and G may have the option to extend the present lease terms. Tenant's ability to exercise its "First Right of Refusal" is subject to the expiration of the existing leases. Tenant may exercise said right with regard to any or all buildings.


By: /s/ JAMES D. MAIR                   By: [SIG]
   -------------------------------         -----------------------------
   James D. Mair, general partner

By: /s/ W. F. JURY                      Title: Pres.
   -------------------------------            --------------------------
    W. F. Jury, general partner

Dated:  7-16-81
      ----------------------------      By:  [SIG]
                                           -----------------------------

                                        Title: VP MFG OPER
                                              --------------------------

                                        Dated:  7/31/81
                                              --------------------------